UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2009

U.S. CANADIAN MINERALS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-25523	33-08843633
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
#161 – 936 Peace Portal Drive Blaine, Washington 98230
(Address of principal executive offices)
Registrant’s telephone number, including area code: 702-357-8722

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.  Other Events

June 2nd 2009 US Canadian Minerals Inc received a NI 43-101 Canadian Compliant Geological report performed by Duncan Bain, a qualified geologist.  The report dated May 29th 2009 of the two tailing ponds at the US Canadian Minerals COD Mine Site, near Kingman, Arizona. These tailings ponds total 46,777 Metric Tonnes of ore and represent a calculated $5,000,000 value of above ground in DEFINED RESERVES, at today's metal prices. The NI 43-101 Report will be posted and can be reviewed in its entirety at www.uscanadianmin.com.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

U.S. Canadian Minerals, Inc.

Dated: June 3, 2009	By:	/s/ Van der Bok Busboom
	Name:	Van der Bok Busboom
	Title:	President, Chief Executive Officer